September 6, 2019 Due Diligence Narrative Report

Table of Contents

Clayton Contact Information	2

Overview	2

Originators	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Sampling	3

Sponsor Acquisition Criteria	3

Loan Grading	3

TPR Component Review Scope	4
Credit Review	4
Property Valuation Review	4

Data Integrity	5

Data Capture	5

Data Compare Results	5

Clayton Due Diligence Results	6

Clayton Third Party Reports Delivered	8

Appendix A: Credit Review Scope	9

Appendix B: Origination Appraisal Assessment	11

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Clayton Contact Information

Client Service Management:

Adam Peat	Client Service Manager

Phone: (813) 472-6417/E-mail: apeat@clayton.com

Joe Ozment	Director of Securitization

Phone: (813) 261-0733/E-mail: jozment@clayton.com

Overview

On behalf of Reverse Mortgage Funding LLC, Clayton conducted an independent third-party pre-securitization due diligence review of residential loans selected for the RPIT 2019-1 transaction. The loans referenced in this narrative report were reviewed on a bulk basis from July 11, 2019 to August 28, 2019 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

Originators

Origination channels for the loans in this review

Origination Channel	Loan Count	Percentage
Broker	197	51.30%
Retail	187	48.70%
Total	384	100.00%

Clayton’s Third Party Review (“TPR”) Scope of Work

The scope of work for this transaction consisted of credit and origination appraisal guideline review, plus a data integrity check, and was performed in accordance with rating agency1 loan level review standards in place as of the date of the review. This is referred to as a “Full Review.”

1 Standard and Poor’s, Moody’s, Fitch, Kroll, DBRS, and Morningstar

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Sampling

For all originators in this transaction, 100% of the loans received a Full Review as described below.

Review Type Loan Counts

Review Type	Loan Count Reviewed by Clayton	Scope Applied
Full Review	384	Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.

Sponsor Acquisition Criteria

The loans were originated to each Seller’s Guidelines and Clayton reviewed the loans to each Seller Guide Loan Eligibility Requirements (“Sponsor Acquisition Criteria”). Clayton was supplied with all of the changes to the guidelines with advance notice. Guidelines presented were:

RMF Equity Elite 6/2019

Loan Grading

The Sponsor Acquisition Criteria referenced above served as the benchmark for grading loans from a credit, underwriting, and property valuation perspective, as applicable. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades, and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

Clayton’s loan grading complied with the following rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Kroll and DBRS:

Grade Desciption	Credit		Property
	Multiple*	S&P	Multiple*	S&P
No exceptions noted	A	A	A	A
Satisfied (previously material) exceptions	A	A	A	A
Non-material exceptions noted	B	B	B	B
Material, exceptions noted	C	C	C	C
Material documentation missing	D	D	D	D

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*This grade definition is used by mulitple entities, including Moody's, Kroll, DBRS, Morningstar and Fitch

TPR Component Review Scope

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

CREDIT REVIEW

Clayton’s Credit scope of review conducted on this transaction included the following elements (for more detail, please refer to Appendix A and to the guidelines cited above):

▪	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Sponsor Acquisition Criteria cited above;
▪	Re-calculated LTV, CLTV, and compared these against the Sponsor Acquisition Criteria;
▪	Analyzed asset statements in order to determine whether funds to close and reserves were within Sponsor Acquisition Criteria;
▪	Confirmed that credit scores (FICO) and credit histories were within Sponsor Acquisition Criteria;
▪	Confirmed Certificate of Reverse Mortgage Counseling was in file and executed.

PROPERTY VALUATION REVIEW

Clayton’s Property Valuation scope of review conducted on this transaction included the following elements:

▪	Original Appraisal Assessment (384 Loans)
-	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete and thorough and the original appraised value was reasonably supported.
-	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above.

▪	Value Supported Analysis (384 Loans)

Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product. Loans were held to a -10% tolerance utilizing the following waterfall:

•	Desk Review
•	Field Review

Of the 384 loans reviewed, 54 loans had desk reviews that did not support the value within -10% tolerance and subsequently a field review was ordered. Of the 54 field reviews, 51 were returned with values that were supported within -10% leaving 3 with exceptions for valuation variance of greater than -10%.

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Data Integrity

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:

▪	Tape data received from lender/client is stored in eCLAS;
▪	Loan Reviewer collects validated loan data in eCLAS;
▪	Each received data point is compared to its counterpart collected data point;
▪	Discrepancies found during comparison are stored.

Data Capture

Clayton collected data fields as required to create an American Securitization Forum (“ASF”) Excel file. The file format was provided as part of the pre-securitization reporting package.

Data Compare Results

Clayton provided Reverse Mortgage Funding, LLC with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Summary of data compare results:

Field Name	# of loans	Accuracy %
Appraised Date	52	86.46%
Appraised Value	17	95.57%
Funds Set Aside for Repairs	1	99.74%
Loan to Value	39	89.84%
Max. Claim Amount	3	99.22%
Note Date	1	99.74%
Original Principal Balance	40	89.58%
Property Type	2	99.48%
Representative Score	33	91.41%

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Clayton Due Diligence Results

Below are the initial and final overall loan grades for this review, as well as the credit and property valuation grades:

Initial and Final Overall Loan Grade Results

	Overall Grade Migration
	Initial
Final		A	B	C	D	Total
	A	79	3	24	244	350
	B		6	3	22	31
	C				3	3
	D					0
	Total	79	9	27	269	384

*The overall grade summary reflects the combination of the credit, property valuation component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Initial and Final Credit Component Grade Results

	Credit Grade Migration
	Initial
Final		A	B	C	D	Total
	A	286		63	34	383
	B			1		1
	C					0
	D					0
	Total	286	0	64	34	384

Initial and Final Property Valuation Grade Results

	Property Valuation Grade Migration
	Initial
Final		A	B	C	D	Total
	A	108	4	8	231	351
	B		8	1	21	30
	C				3	3
	D					0
	Total	108	12	9	255	384

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Initial and Final Overall Loan Grade Results S&P

	Overall Grade Migration
	Initial
Final		A	B	C	D	Total
	A	79	3	23	201	306
	B		6	4	65	75
	C				3	3
	D					0
	Total	79	9	27	269	384

*The overall grade summary reflects the combination of the credit, property valuation component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Initial and Final Credit Component Grade Results S&P

	Credit Grade Migration
	Initial
Final		A	B	C	D	Total
	A	286		63	34	383
	B			1		1
	C					0
	D					0
	Total	286	0	64	34	384

Initial and Final Property Valuation Grade Results S&P

	Property Valuation Grade Migration
	Initial
Final		A	B	C	D	Total
	A	106	4	7	189	306
	B	2	8	2	63	75
	C				3	3
	D					0
	Total	108	12	9	255	384

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Clayton Third Party Reports Delivered

  Clayton furnished the following reports on this transaction:

1.	Narrative Report
2.	Conditions Report
3.	Loan Level Tape Compare Upload
4.	Waived Conditions Summary Reports
5.	Valuation Summary
6.	Attestation Forms

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Appendix A: Credit Review Scope

For each mortgage loan, Clayton performed a guideline review utilizing specific guidelines furnished at the time of the review.

A.	Verified that the characteristics of the mortgage loan and borrower conformed to the Sponsor Acquisition Criteria requirements including:
o	LTV/TLTV/HLTV
o	Credit score
o	Income and employment
o	Assets Property type and use eligibility; and if the property type was a condominium or cooperative, assessed project adherence
o	Borrower eligibility, including:
–	Citizenship status
–	Non- occupant co-borrower
o	Transaction eligibility, including:
–	Maximum loan amount
–	Loan purpose
–	Occupancy
o	Noted any approved exceptions or waivers by the originator and/or aggregator to guidelines; verified that approved exceptions included required, documented compensating factors

B.	As part of the guideline review, Clayton performed a credit analysis during which various documents were examined, including:
o	Uniform Residential Loan Application reviewed to determine:
–	Initial loan application was in the loan file and was signed by all borrowers
–	Final loan application was in the loan file and was complete
–	Information and debts disclosed on loan application aligned with related documentation in the loan file
o	Employment analyzed and verified through use of various documents, including:
–	Income documentation
–	Verbal and/or written verifications of employments (VVOE, VOE)
–	CPA letter
–	Business licenses
–	Tax transcripts (IRS Form 4506-T)
–	Other documentation in loan file
o	Income review included:
–	Required income documentation for all borrowers was present and within required time period
–	Documents did not appear to have been altered or inconsistent
–	IRS Form 4506-T
▪	Signed by all borrowers and processed by the originator

▪	Compared IRS tax transcripts to income documentation and noted any inconsistencies
–	Income was recalculated and was documented with applicable documentation, including:
▪	Tax returns

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▪	Financial statements
▪	Paystubs
▪	W-2s
▪	1099
▪	IRS documents
▪	Bank statements
▪	Lease agreements
▪	Award letters
▪	Other documentation in loan file
o	Credit Report review included:
–	Complete copy of report was in loan file
–	Report was dated within required timeframe
–	All borrowers were included in the report
–	Checked any fraud alerts against related loan file documentation
–	Verified all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation
–	Captured and utilized appropriate credit score for guideline review
o	Title policy review included:
–	Title interest – determined if
▪	Fee simple
▪	Leasehold estate
–	Appropriate vestee(s) were listed on title policy
–	Amount of coverage was greater than or equal to the original principal amount of the mortgage
–	Applicable title endorsements were present
–	Checked for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verified that each issues was addressed in the transaction
–	Reviewed the chain of title and duration of ownership by seller or borrower (whichever was applicable)
–	Captured monthly tax payments in debt ratio calculation
o	Hazard/Flood insurance review included:
–	Verified presence of required hazard insurance and flood insurance (if required)
–	Confirmed that any required insurance was for the:
▪	Correct borrower
▪	Correct property
▪	Correct lender
▪	Correct loan number
▪	Life of loan, if flood insurance required
–	Confirmed that any required insurance minimum coverage amount and policy period
–	Reviewed for evidence that any required insurance policy premium was paid
–	Confirmed that the mortgagee clause listed the lender’s name and “it’s successors and assigns”
–	Confirmed that the payment amount on any required insurance was included in the debt ratio calculation

C.	For each mortgage loan, Clayton examined the mortgage or deed of trust for evidence of recordation. In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

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Appendix B: Origination Appraisal Assessment

For each Mortgage Loan, Clayton performed the following origination appraisal analysis:

A.	Verified that the mortgage loan file contained an appraisal report and that it met the following criteria:

o	Appraisal report used standard GSE forms, appropriate to the property type:

–	FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report. Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwelling (site condominium)

–	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)

–	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two-to-four unit residential income properties, including two-to-four unit properties in a PUD

–	FNMA 2090 – Individual Cooperative Appraisal Report. Used for individual cooperative units

–	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review

–	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

o	Appraisal report was reasonably complete and included:

–	Appraisal report form, certification, statement of limiting conditions and scope of work

–	Accurate identification of the subject property

–	Accurate identification of the subject loan transaction

–	Accurate identification of the property type, in both land and improvements

–	All required attachments including:

▪	Subject front, rear and street photos and valued features

▪	Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance

▪	Photos of all comparable sales and listings

▪	Location map

▪	Exterior sketch of property with dimensions

▪	1004MC Market Conditions Report

–	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions

–	Appraisal date met supplied Sponsor Acquisition Criteria

–	If applicable to Sponsor Acquisition Criteria requirements, a second full appraisal was furnished and met Sponsor Acquisition Criteria

B.	Performed a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:

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o	Title XI of FIRREA:

–	If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property

–	Determined that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal.

–	Reviewed for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants

o	USPAP

–	Confirmed that the appraiser developed and communicated his / her analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and not misleading and that the appraisal is signed.

C.	Reviewed and graded the appraisal valuation to the following criteria:

o	Appraised value was reasonably supported. Utilized the following review in making value supported determination:

–	Comps used were located reasonably close to the subject property, and, if not, the reason was satisfactorily explained

–	Comps used were reasonably recent in transaction date, and, if not, the reason was furnished

–	Comps used were reasonably similar to the subject property, and, if not, an explanation was supplied

–	Appraised value of the subject was bracketed by the sales prices of the comps, and, if not, the reason was furnished

–	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline.

–	Value was within 10% of CDA at origination

o	Property was complete. However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability, or marketability of the subject property

o	Appraisal was reviewed for any indication of property or marketability issues. Utilized the following key points in making determination:

–	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions

–	Property usage was reviewed for zoning compliance

–	Property utilization was reviewed to determine it was “highest and best use”

–	Neighborhood values were reviewed to determine if declining

–	Market conditions were reviewed to determine indication of possible marketability issues:

▪	Location

▪	% built up

▪	Growth rate

▪	Demand/supply

▪	Marketing time

▪	Predominant occupancy

–	Physical condition of the property was reviewed to determine that the property condition was average or better

–	Style of property was reviewed to determine if unique property

–	Any health and safety issues were noted and/or remediated

–	Locational and/or environmental concerns adequately addressed if present

D.	Property Eligibility Criteria – Clayton reviewed the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:
o	3 to 4 unit owner occupied properties
o	2 to 4 unit second homes
o	Unwarrantable or limited review condominiums
o	Manufactured or mobile homes

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o	Condotel units
o	Unique properties
o	Working farms, ranches or orchards
o	Mixed-use properties
o	Properties subject to existing oil or gas leases
o	Properties located in Hawaii Lava Zones 1 and 2
o	Properties exceeding Sponsor Acquisition Criteria requirements for excess acreage

E.	Properties Affected by Disasters Criteria – Clayton reviewed the appraisal date against any FEMA Declared Disaster Areas that were designated for Individual and/or Public Assistance due to a federal government disaster declaration.

o	If the appraisal date is before the FEMA Effective Date for any of the disasters listed, Clayton will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

F.	Disclaimer

o	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

o	Clayton makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Clayton may have reviewed valuation information for reasonableness.
o	Clayton is not an ‘AMC’ (appraisal management company) and therefore Clayton does not opine on the actual value of the underlying property.
o	Clayton is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Clayton will not have any communication with or responsibility to any individual consumer concerning property valuation.
o	Clayton does not check to see if the appraiser is on the Freddie Mac exclusionary list.

© 2019 Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC

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